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Rockley Photonics Announces Senior Leadership Changes

Reaffirms Fiscal Year 2022 Revenue Guidance

OXFORD, England, and PASADENA, Calif., June 15, 2022 – Rockley Photonics Holdings Limited (NYSE: RKLY), a global leader in photonics-based health monitoring and communications solutions, today announced changes to its senior management team. These changes are intended to align with the Company’s next phase of growth as it prepares to begin production of its biosensing solution following completion of its recent $81.5 million private placement.

As part of these changes, the Company announced that Mahesh Karanth will resign from his role as chief financial officer to pursue other interests. Chad Becker, vice president of financial planning and analysis, will be promoted to the role of interim chief financial officer effective immediately. Mr. Becker brings 20 years of finance and leadership experience at companies, including Microsoft and NetApp.

The Company also announced that Ciaran Rooney, vice president of strategic relationships, was promoted to senior vice president of corporate development. During his tenure, Mr. Rooney played a key role in the financing of the business through multiple financing rounds including the recent private placement and its IPO last August, and has led Rockley’s strategic initiatives, including corporate development, strategic partnerships, and key commercial and corporate relationships.

“I want to thank Mahesh for his contribution to Rockley over the past four and a half years,” said Dr. Andrew Rickman, chairman and chief executive officer of Rockley. “During his tenure, he built a very strong finance team, guided the company through its business combination last year and successfully completed a convertible debt financing in an incredibly difficult market. Mahesh leaves Rockley well-positioned to move to the production phase of our growth.”

Dr. Rickman continued, “I also want to thank Chad and Ciaran for their support during this period and am excited about the contributions they will make in their expanded roles. They are both talented professionals, and I believe they will be key to Rockley’s next chapter.”

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Rockley will retain an executive search firm and commence a formal search for a permanent chief financial officer. Mr. Karanth’s departure is not related to any financial performance, policy, control issues or any disagreements on accounting or financial reporting matters.

Rockley reaffirmed its fiscal year 2022 revenue guidance that was provided on May 12, 2022.

About Rockley Photonics
A global leader in photonics-based health monitoring and communications solutions, Rockley Photonics is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications.

Formed in 2013, Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous Tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market.

To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “anticipate,” “believe,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expect,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “will,” “would” and other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) the Company’s plan to begin production of its biosensing solution; (b) the Company’s belief that the announced changes to its senior management team will align with the Company’s next phase of growth; (c) Rockley’s belief that photonics will

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eventually become as pervasive as micro-electronics; and (d) Rockley’s potential to support hyper-scale manufacturing, address a multitude of high-volume markets, and deliver the complex optical systems required to bring transformational products to market.

Forward-looking statements are subject to several risks and uncertainties (many of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the Company’s ability to achieve commercial production of its products and technology, including in a timely and cost-effective manner; (ii) the Company’s ability to achieve customer design wins, convert memoranda of understanding and development contracts into production contracts, and achieve customer acceptance of its products and technology; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) the Company’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated with any future financings; (v) legal and regulatory risks, including those related to its products and technology and any threatened or actual litigation; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) the Company’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) the Company’s financial performance; (ix) the impacts of COVID-19 on the Company, its customers and suppliers, its target markets, and the economy; (x) the Company’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in the Company’s stock price and the Company’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) the Company’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the Company’s current and future target markets; (xiv) intellectual property risks; (xv) the Company’s ability to compete successfully; (xvi) market opportunity and market demand for, and acceptance of, the Company’s products and technology, as well as the customer products into which the Company’s products and technology are incorporated; (xvii) risks related to international operations; (xviii) risks related to cybersecurity, privacy, and infrastructure; (xix) risks related to financial and accounting matters; (xx) general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; (xxi) the Company’s ability to realize the anticipated benefits of the business combination; (xxii) changes adversely affecting the businesses or markets in which the Company is engaged; and (xxiii) risks related to the Company’s backlog, including the risk that backlog may not translate into future revenue, as well as other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, and in other documents the Company files with the Securities and Exchange Commission in the future. The forward-looking statements contained in this press

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release are based on various assumptions, whether or not identified in this press release, and on the Company’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and the Company does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

For Rockley Photonics
Media
Debra Raine
Rainemakers
Telephone: +1 415-349-7432
Email: rockley-pr@rainemakers.com

Investors
Gwyn Lauber
Rockley Photonics
Telephone: +1 626-995-0001
Email: investors@rockleyphotonics.com